JP Morgan Aviation, Transportation and Industrials Conference United Continental Holdings, Inc. John Rainey – Executive Vice President and Chief Financial Officer March 3, 2015 Exhibit 99.1

Safe Harbor Statement

Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,”
“anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-
looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-
looking statements in this report are based upon information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-
looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack;
the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance;
industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Part I, Item 1A., Risk Factors, of UAL’s Annual Report on Form
10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC.

Return on invested capital
Pre-tax margin
FY2015E
8.0%
FY2012 FY2014
12.9%
FY2013
10.0%
FY2013 FY2012
1.6%
5.1%
FY2015E FY2014
2.6%
3
10.5%
FY2014 FY2012 FY2013 FY2015E
5.8%
3.7%
Cash return on capital
1
3
Revenue and cost initiatives driving improved earnings
1: Percentage of operating cash flow to invested capital
For a GAAP to Non-GAAP reconciliation, see Appendix A

Improving long-term shareholder value 4 CASM growth less than inflation Cash flow allocation Capacity discipline Execute on revenue initiatives

Capacity discipline

Consolidated
1.5% - 2.5%
4% - 6%
Latin Pacific
3% - 5%
Atlantic
1% - 3%
Domestic
0.5% - 1.5%
Adding slimline economy seats
Increasing utilization of aircraft
Upgauging regional fleet
Efficient growth in 2015
2015 capacity growth
1
1: Full year capacity year-over-year growth as of January 22, 2015 Investor Update

Improving long-term shareholder value 6 CASM growth less than inflation Cash flow allocation Capacity discipline Execute on revenue initiatives

Several initiatives in place to improve revenue
performance

Enhance
revenue
management
Improve
reliability
Optimize the
network
Expand
ancillary
revenue
Upgauge &
simplify
Express
operation
Expect to achieve PRASM down 1% to up 1% for first-quarter 2015

Enhancing the value of the network
8 8
Seasonal
shaping
Re-banking Denver (3Q14), Houston (3Q14); Chicago (2Q15)
to improve passenger flow and optimize connection times
Increasing gauge while reducing departures to increase
revenue and improve operations
Consolidating
frequencies
Re-banking
Increasing seasonal shaping to better align service to
seasonal demand trends

Seasonal shaping 9 9 +39% July 2015 February 2015 Seasonal shaping System capacity (M ASMs) July 2012 +21% February 2012 Seasonal shaping Consolidating frequencies Re-banking

Consolidating frequencies 10 10 Gauge 6% Departures Capacity (4%) 1.5% - 2.5% 2015 frequency consolidation Year-over-year change Seasonal shaping Consolidating frequencies Re-banking

Reducing dependence on smaller regional aircraft, while increasing average gauge 11 YE 2012 44% 56% United fleet mix

Reducing dependence on smaller regional aircraft, while increasing average gauge 12 United fleet mix YE 2015E ~40% ~60% YE 2012 44% 56%

Reducing dependence on smaller regional aircraft, while increasing average gauge 13 YE 2015E ~40% ~60% YE 2012 44% 56% United fleet mix Seats per departure 95 103

Reducing dependence on smaller regional aircraft, while
increasing average gauge

69%
YE 2015E
~20%
~30%
~50%
YE 2012
31%
Regional fleet mix
United fleet mix
70 seats 50 seats or fewer 76 seats
YE 2015E
~40%
~60%
YE 2012
44%
56%
Seats per
departure
95 103

2010
1
+7% CAGR
2015E 2014 2013 2012 2011
$3.5+
15
Ancillary revenue
($B)
1: 2010 results are pro-forma
Continuing to grow ancillary revenue, providing better
choice and experience to our customers
New products
Powerful and nimble
technology platforms
Dynamic pricing
capabilities
Expand availability
$3.2
$3.0
$2.8
$2.5
$2.4
$2.2
2017
Goal

Improving long-term shareholder value 16 CASM growth less than inflation Cash flow allocation Capacity discipline Execute on revenue initiatives

Demonstrating strong cost performance

2014
1.3%
Non-fuel CASM
1
Year-over-year change
1: Excluding special charges, fuel, third-party and profit sharing expense. For a GAAP to Non-GAAP reconciliation, see Appendix A

Demonstrating strong cost performance

2014
1.3%
0% - 1%
2015E
Non-fuel CASM
1
Year-over-year change
1: Excluding special charges, fuel, third-party and profit sharing expense.  2015E as of January 22, 2015 Investor Update. For a GAAP to Non-GAAP
reconciliation, see Appendix A

Demonstrating strong cost performance; on track to
achieve $1B in non-fuel annual savings by 2017

2014
1.3%
0% - 1%
2015E
Non-fuel CASM
1
Year-over-year change
2015E 2014
Project Quality non-fuel
savings
($M)
$800
$380
1: Excluding special charges, fuel, third-party and profit sharing expense.  2015E as of January 22, 2015 Investor Update. For a GAAP to Non-GAAP
reconciliation, see Appendix A

Productivity improvements will drive $500M in annual
savings by 2017

+3%
2017
goal
2013
>3%
2015E 2014
1: Percent change in YOY consolidated ASMs per FTE (full-time equivalent)
Productivity
(ASMs per FTE)
1
On track for 15% - 20% improvement 2017 vs. 2013

Current fuel environment 21 Brent spot price ($/barrel) $99 (36%) Current spot 1 2014 average $63 1: As of February 27, 2015 fuel forward curve

Current fuel environment

$1 drop in oil reduces annual fuel
expense by ~$93M
2
1: As of February 27, 2015 fuel forward curve
2: $1/barrel decrease, excluding impact of hedge losses
Brent spot price
($/barrel)
$99
(36%)
Current spot
1
2014 average
$63

Current fuel environment

2Q - 4Q 1Q
2015 expected hedge loss
1
($M)
Brent spot price
($/barrel)
$63
$99
Current spot
1
(36%)
2014 average
$1 drop in oil reduces annual fuel
expense by ~$93M
2
1: As of February 27, 2015 fuel forward curve
2: $1/barrel decrease, excluding impact of hedge losses
$518
$183

Improving long-term shareholder value 24 CASM growth less than inflation Cash flow allocation Capacity discipline Execute on revenue initiatives

Balanced capital allocation

Liquidity
balance
Capital
investment
Debt reduction
Pension
funding
Shareholder
compensation
Maintain unrestricted liquidity balance of $5B - $6B, including revolver
Average capital expenditure of $2.7B - $2.9B over next 3 to 4 years
Achieve ~$15B gross debt target and improve leverage ratios
Continue to fund in excess of minimum required to ensure
manageable pension obligations
Complete $1B share repurchase program and continue to
evolve shareholder compensation

Investing in the business while maintaining capital
discipline

Liquidity
balance
Pension
funding
Shareholder
compensation
Debt reduction
Capital
investment
$2.7 - $2.9
$2.8 - $3.0
Average gross annual capital expenditures
1
Next 3 – 4 years ($B)
1: Capital expenditures include net purchase deposits and exclude fully reimbursable capital projects
January 2015
guidance
November 2013
guidance

Continuing to pay down debt and de-risk the business

Liquidity
balance
Capital
investment
Debt reduction
Pension
funding
Shareholder
compensation
Total debt outstanding
1
($B)
1: Includes annualized aircraft rent capitalized at 7x
2: 2010 data is pro-forma
Source: SEC filings
2013 2012 2010
2
$20.1
2014
$18.3
Target
$22.3
~$15B
In 2014 pre-paid more than $1.5B of debt
On April 1
st
, will pre-pay approximately $300M
of 6% notes due 2026
$19.0

Funding pension in excess of minimum required

Liquidity
balance
Capital
investment
Debt reduction
Pension
funding
Shareholder
compensation
2013 2014 2012 2010
1
Unfunded pension liability
($B)
Plan to fund at least $400M, substantially all of
which is in excess of minimum required
1: 2010 data is pro-forma
Source: SEC filings
$1.6
$2.4
$1.5
$2.2

United is well positioned among peers

Liquidity
balance
Capital
investment
Pension
funding
Shareholder
compensation
2014 debt, pension, and post-retirement
obligations
1
($B)
Debt reduction
AAL
$34.3
DAL UAL
$26.4
$22.5
Debt Pension & post-retirement
$15.0
$7.7
$18.3
$11.4
$26.6
$4.2
1: Year-end 2014 gross debt including aircraft rent capitalized at 7x, pension and post-retirement liability.
Source: SEC filings; pension and postretirement obligations obtained from Note 8 – Pension and Other
Postretirement Plans, Note 11. Employee Benefit Plans and Note 13. Retirement Benefits from UAL’s,
DAL’s and AAL’s 2014 Form 10-K, respectively.

Improving long-term shareholder value 30 CASM growth less than inflation Cash flow allocation Capacity discipline Execute on revenue initiatives

Consolidated CASM 2014 2013
Percentage
Change
Operating expense $36,528 $37,030 (1.4)
Special charges 443 520 NM
Third-party business expenses 534 694 (23.1)
Aircraft fuel and related taxes 11,675 12,345 (5.4)
Profit sharing 235 190 23.7
Operating expense excluding above items $23,641 $23,281 1.5
ASMs - consolidated 246,021 245,354 0.3
CASM (cents) 14.85 15.09 (1.6)
CASM, excluding special charges 14.67 14.88 (1.4)
CASM, excluding special charges and third-party business expenses 14.45 14.60 (1.0)
CASM, excluding special charges, third-party business expenses and fuel 9.70 9.57 1.4
CASM, excluding special charges, third-party business expenses, fuel and profit sharing 9.61 9.49 1.3
Source: Item 6 of UAL's 2014 Form 10-K
NM: not meaningful
Pre-tax margin 2014 2013 2012
Income (loss) before income taxes $1,128 $539 ($724)
Add: Special charges 517 520 1,323
Add: Economic Hedge Adjustments 327 (45) See note 1
Adjusted income before income taxes 1,972 1,014 599
Operating Revenues $38,901 $38,279 $37,152
Adjusted pre-tax margin 5.1% 2.6% 1.6%
Appendix A: reconciliation of GAAP to Non-GAAP
financial measures
31
Note 1: United began reporting earnings excluding special charges and Economic Hedge Adjustments in 2014 for the years ended 2014 and 2013.
The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America ("GAAP") and Non-GAAP financial measures including net income/loss excluding special charges, net earnings/loss per share excluding special charges and CASM, among others. CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. The Company believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. Fuel hedge operating non-cash mark-to-market ("MTM") gains (losses) are excluded as the Company did not apply cash flow hedge accounting for certain of the periods presented, and these adjustments may provide a better comparison to the Company's peers, most of which either apply cash flow hedge accounting or exclude cash MTM gains or losses in certain disclosures of fuel expense. The Company believes that adjusting for special items is useful to investors because the special items are non-recurring items not indicative of the Company's ongoing performance. The Company also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to the Company's core business. In addition, the Company believes that reflecting Economic Hedge Adjustments, consisting of MTM gains and losses recorded in Nonoperating expense from fuel hedges settling in future periods and of prior period gains recorded in
Nonoperating expense on fuel contracts settled in the current period, is useful because the adjustments allow investors to better understand the cash impact of settled hedges in a given period. The
Company excludes profit sharing because this exclusion allows investors to better understand and analyze its recurring cost performance and provides a more meaningful comparison of its core operating costs to the airline industry. Pursuant to SEC Regulation G, the Company has included the following reconciliation of reported Non-GAAP financial measures to comparable financial measures reported on a GAAP basis (in millions, except CASM amounts). For additional information related to special items, see Note 17 to the financial statements included in the 2014 Annual Report Form 10-K.
Forward Looking Projections. UAL is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

Appendix A: reconciliation of GAAP to Non-GAAP
financial measures

ROIC is a non-GAAP financial measure that we believe provides useful supplemental information for management and investors by measuring the effectiveness of our operations' use of invested capital to generate profits. We use ROIC to track how much value we are creating for our shareholders as it represents an important financial metric that we believe provides meaningful information as to how well we generate cash flow relative to the capital invested in our business.
Twelve Months Ended
December 31, 2014
Twelve Months Ended
December 31, 2013
Twelve Months Ended
December 31, 2012
Pre-tax income (loss) $1,128 $539 ($724)
Add: Special items 844 520 1,323
Pre-tax income excluding special items $1,972 $1,059 $599
(in millions)
Twelve Months Ended
December 31, 2014
Twelve Months Ended
December 31, 2013
Twelve Months Ended
December 31, 2012
Net Operating Profit After Tax (NOPAT)
Pre-tax income excluding special items (a) $1,972 $1,059 $599
Add: Interest expense (b) 733 801 821
Add: Interest component of capitalized aircraft rent (b) 431 469 478
Add: Net interest on pension (b) 107 144 164
Less: Income tax (expense) benefit (6) 25 (10)
NOPAT $3,237 $2,498 $2,052
Effective tax rate 0.3% (2.4%) 1.7%
Invested Capital (five-quarter average)
Total assets $37,560 $37,198 $38,083
Add: Capitalized aircraft rent (@7.0x) 6,362 6,761 $7,015
Less: Non-interest bearing liabilities (18,849) (19,063) (19,607)
Average Invested Capital $25,073 $24,896 $25,491
Return on Invested Capital 12.9% 10.0% 8.0%
(b)   Net of tax shield
(a) Non-GAAP Financial Reconciliation